UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5th, 2015

Commission File Number: 333-152002

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-1574051 (I.R.S. Employer Identification No.)

825 Lebourgneuf Blvd, Suite 315

Quebec, Canada G2J 0B9

(Address of principal executive offices)

Tel: 1-418-781-2954

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

ROI Land Investments Ltd. (the “Company”) has dismissed Weinberg & Baer LLC (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of March 5th, 2015, and has engaged Marcum LLP, Certified Public Accountants, 750 Third Avenue, New York, NY 10017 (the “New Accounting Firm”) as its new independent registered public accounting firm as of and for the Quarter ending December 31st, 2014.  As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

Item 4.01(a)	Previous Independent Accountants

(i) On March 5th, 2015, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm of the Company's financial statements as of and for the date of November 18th, 2014, and reported on the financial statements of ROI Land Investments Inc. as of September 30th, 2014, and for each of the two years in the period ended December 30th, 2014 and 2013, and did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the period from inception through March 5th, 2015, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 4.01(b)	New Independent Accountants

On March 5th, 2015, the Company engaged Marcum LLP, Certified Public Accountants (the “New Accounting Firm”) as our independent accountants for the Quarter ending December 31st, 2014.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Exhibits

16.1 Letter from Weinberg & Baer, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2015	ROI LAND INVESTMENTS, LTD.

	By:	/s/ Sebastian Cliche
Sebastian Cliche, Director